Exhibit 99.2
Investor Presentation January 2025

Q4 2024 2 Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise



Bank Branch
Corporate Headquarters
Commercial Lending Office
Mortgage Headquarters
Mortgage Office
ME
NH
MA
RI
Grafton
Carroll
Rutland
Windsor
Belknap
York
Washington
Sullivan
Merrimack
Strafford
Bennington
Windham
Cheshire
Hillsborough
Rockingham
Rensselaer
Essex
Franklin
Berkshire
Hampshire
Hampden
Norfolk
Worcester
Providence
Windham
Tolland
Hartford
Litchfield
Bristol
Bristol
Barnstable
Newport
New London
Washington
Middlesex
Fairfield
New Haven
Dukes
Nantucket

COMPANY HIGHLIGHTS[1]	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.8 Billion
Total Loans:	$4.9 Billion
Total Deposits:	$4.6 Billion
Market Capitalization:	$517 Million

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service banking centers throughout Metro Boston, Southeast Massachusetts and Rhode Island, with commercial lending offices in Boston and Providence.
- HarborOne Mortgage, LLC (“HarborOne Mortgage”) is a wholly owned subsidiary of HarborOne Bank with 15 offices in Maine, Massachusetts, Rhode Island, New Hampshire, New Jersey, and Florida and licensed to lend in 5 additional states.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HARBORONE® Bancorp

1: All information as of December 31, 2024

Q4 2024 3

2023 Investor Report Q4 2024 4  Net income of $8.9 million; diluted income per share $0.21  Average client deposits increased $62.9 million, or 6.1% annualized, on a linked-quarter basis  Tax equivalent margin of 2.36% flat to Q3 2024  Loans-to-deposits ratio improved 94 basis points, from 106.63% from 107.57%  Efficiency ratio improved to 71.8% from 75.6%  HarborOne Mortgage generated net income of $1.1 million, as compared to a $1.1 million loss on a linked-quarter basis  Repurchased 394,457 shares at an average cost of $12.64 per share, totaling $5.0 million in Q4 2024 Q4 2024 Highlights Net Income $8.9 Million Diluted EPS $0.21 Net Interest Margin 2.36% Loans-to-Deposits Ratio 106.63% Tangible Book Value $11.78

Q4 2024 5 $5.7 B $5.9 B $5.8 B $5.8 B $5.8 B Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 10.0% 9.7% 9.7% 9.8% 9.8% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $4.8 B $4.8 B $4.8 B $4.9 B $4.9 B Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $11.52 $11.48 $11.63 $11.88 $11.78 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Key Performance Metrics Total Assets Total Loans Tier 1 Leverage Tangible Book Value per share

Q4 2024 6 Key Performance Metrics (Cont.) EPS Net Income ($MM) Net Interest Margin on FTE Basis Net Interest Income ($MM) ($0.17) $0.17 $0.18 $0.10 $0.21 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 2.23% 2.25% 2.31% 2.36% 2.36% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 $29,693 $30,582 $31,350 $31,893 $31,827 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 ($7,111) $7,300 $7,296 $3,924 $8,887 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24

Q4 2024 7 CRE 47% Residential 1-4 Family 32% C&I 12% Construction 5% HELOC, 2nd Mtg. & Other Consumer 4% Loan Portfolio $4.9 Billion Total Loan Portfolio Highlights  Commercial Real Estate loans declined 1.8% on linked-quarter basis and 2.7% year-to-date  Commercial & Industrial loans grew 8.1% on a linked-quarter basis and 27.4% year-to-date  Residential mortgage balances decreased modestly (<1%) year-over-year, primarily due to historically low prepayment speeds and limited purchases of residential mortgages from HarborOne Mortgage during the year

Q4 2024 8 Asset Quality Non-Performing Assets ($MM) Provision ($MM) Top 5 Substandard Relationships ($MM) Allowance for Credit Losses ($MM) $17.6 $12.2 $9.8 $28.4 $29.5 0.31% 0.21% 0.17% 0.49% 0.51% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 NPA/Assets % Category Asset Type Balance Specific Reserve Occupancy CRE- Office1 Conversion to Lab $16.8 $4.7 0% CRE- Office1,2 Conversion to Med Office $15.3 $1.7 50% CRE-Multi Traditional (Mkt Rate) $11.8 - 98% CRE- Office1 Metro Office $6.2 $0.4 46% CRE- Multi Conversion to Multifamily $5.0 - 100% $0.64 -$0.17 $0.62 $5.90 $1.93 0.05% -0.01% 0.05% 0.48% 0.16% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Annualized Provision/Loans % $48.0 $48.2 $49.1 $54.0 $56.1 1.01% 1.01% 1.02% 1.11% 1.16% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 ACL % All Loans paid to date as of 12/31/2024. 1: Updated appraisals obtained at time of downgrade to Substandard; 2: Comprised of an office loan and a land loan; 3: Comprised of a leisure hotel and a business hotel

Growing Focus on C&I and Small Business

C&I and Small Business Loans (SMM)



22% Combined Growth over the last year
$466.4
$143.8
$322.7
$471.2
$144.4
$326.8
$499.0
$143.3
$355.7
$549.9
$152.5
$397.4
$594.4
$158.4
$436.0
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
C&I
Small Business

Portfolio Characteristics



Other New England 3%
Other 6%
RI 34%
MA 57%
New England Focused



2025 10%
2026 10%
2027 8%
2028 & later 72%
Maturity Profile

Portfolio Composition ($MM)

Type	Balance	Avg Balance	Classified	Non-Acc
Manufacturing	$107.7	$0.9	-	-
Utilities	$104.8	$3.5	-	-
Healthcare	$99.3	$0.4	$0.3	$0.1
Education	$41.7	$1.4	-	-
Retail	$30.3	$0.2	-	-
Construction	$28.7	$0.1	$0.6	$0.3
Restaurant	$22.5	$0.3	$0.1	$0.1
Wholesale Trade	$20.4	$0.4	-	-
Rental and Leasing	$19.6	$0.2	$0.5	-
Administrative	$17.5	$0.1	$0.3	$0.3
Professional Services	$12.1	$0.1	-	-
All Others[1]	$89.8	$0.2	$1.6	$1.4
Total	$594.4	$0.3	$3.4	$2.2

Highlights

- Top 20 C&I obligors have a weighted average debt service coverage ratio (DSCR)[2] of ~1.86x
- C&I & Small Business Delinquency Rate of 1.73%
- Top 10 SBA lender in Rhode Island, and top 15 SBA lender in Massachusetts[3]

HarborOne Bancorp

1: $1 million of Non-Accrual exposure comprised of the guaranteed portion of SBA 7(a) loan attributed to a single borrower; 2: DSCR calculated based on most recent financial information, typically received annually; 3.Source: SBA 7(a) & 504 Lender Report for the year 2024 based on dollars approved

Q4 2024 9

Commercial Real Estate & Construction Profile

Portfolio by Type ($2.5 B)

14% of CRE is Owner Occupied



Education 3%
Other 14%
Industrial/ Warehouse...
Healthcare 9%
Multifamily 19%
Office 9%
Retail 12%
Hotel 12%

Portfolio Characteristics



Other 5%
NY 3%
CT 6%
NH 8%
RI 13%
MA 65%

New England Focused



2028 and later 58%
2025 12%
2026 15%
2027 15%

Maturity Profile

Portfolio Composition ($MM)

Type	Balance	Avg Balance	Classified	Non-Acc
Industrial/Warehouse	$555.5	$6.9	$4.5	-
Multifamily	$469.3	$6.6	$16.8	-
Hotel/Hospitality	$313.6	$8.7	$4.8	-
Retail Trade	$302.1	$3.5	-	-
Office	$223.4	$4.9	$36.7	$16.8
Healthcare	$226.4	$4.0	-	-
Educational Services	$77.6	$6.0	-	-
Restaurant	$45.9	$2.1	-	-
Construction	$19.3	$1.9		
Arts & Entertainment	$17.6	$1.8	-	-
All Others	$282.3	$2.2	$1.7	-
Total	$2,533.0	$4.5	$64.5	$16.8

Highlights

- Top 20 CRE obligors have a weighted average debt service coverage ratio (DSCR)[1] of 1.40x
- Top 20 CRE obligors have a weighted average Loan-to-Value (LTV)[2] of 56%
- CRE & Construction Delinquency Rate of 15 bps
- NOO CRE/Construction to Capital Ratio of 362%, a 22 bps improvement since the beginning of the year
- 14% of CRE/Construction loan exposure is reported as Participation-In

HarborOne® Bancorp

1: DSCR calculated based on most recent financial information, typically received annually; 2: LTV is based on origination appraisal vs current balances, with a weighted average seasoning of approximately 2.5 years

Q4 2024 10

Q4 2024 11 CRE & Construction- Focus on Office ($223 MM) Geography Maturity Profile Type Balance Avg Loan Balance LTV1 DSCR2 Asset Quality Pass Special Mention Classified Non-Accrual Class A $55.0 $9.2 82.8% 1.38 $38.2 - $16.8 $16.8 Class B $131.0 $4.7 67.8% 1.25 $111.1 - $19.9 - Class C $18.8 $1.7 49.0% 1.54 $18.8 - - - Construction $18.6 $18.6 NA NA $18.6 - - - Portfolio Composition ($MM) 1: LTV based on most recent appraisals and includes impact of Class A non-accrual loan for which a $4.7 million specific reserve was taken in 3Q 24; 2: DSCR based on most recent financial information from borrowers, typically received annually; 3: Class A $16.8MM loan and $18.6MM Construction loans are participations 2025 24% 2026 22% 2027 6% 2028 & later 48% MA 60% RI 21% CT 9% NH 8% Outside New England 2%  The classified loans includes a $13.7 MM loan that matures in 2025 which is in the process of a modification that includes an assumption of the loan by a new borrower  Construction office loan is 65% open and occupied with 95% occupancy committed upon completion; adhering to original timeline and budget Highlights

Q4 2024 12 CRE & Construction- Focus on Multifamily ($469 MM) New England Focused Maturity Profile Portfolio by Type Portfolio Characteristics Portfolio Composition Highlights  Top 20 Multifamily obligors have a weighted average debt service coverage ratio (DSCR)2 of 1.16x  No delinquencies in Multifamily portfolio  Focus on properties rated 3 Stars or better by CoStar 1: LTV based on most recent appraisal; 2: DSCR calculated based on most recent financial information, typically received annually; excludes Construction Type Balance Avg Balance LTV1 Classified Non-Acc Traditional (Mkt Rate) $276.5 $5.5 59% $16.8 - Affordable Housing $44.8 $7.5 49% - - Rent Restricted $25.0 $25.0 74% - - Mixed Use $20.1 $3.4 63% - - Other $1.7 $1.7 72% - - Construction $101.3 $16.9 NA - - Traditional 59% Construction 22% Affordable Housing 10% Rent Restricted 5% Mixed Use 4% Other 0% MA 74% RI 13% CT 10% NY 2% Other New England 1% 2025 12% 2026 14% 2027 18% 2028 & Later 56%

Q4 2024 13 Client Deposit Composition(1) Deposits Average Balances and Cost of Deposits 20% 12% 68% Business Municipal Consumer 24% 21% 29% 26% DDA/ NOW Savings Money Market CD Loan / Deposit Ratio Highlights $4.4 B $4.3 B $4.3 B $4.5 B $4.5 B 2.47% 2.47% 2.53% 2.68% 2.62% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Average Deposits Cost of Deposits  Total deposits increased $14.6 million in Q4 24, with increases in money market accounts, CDs, and brokered deposits partially offset by decreases in savings accounts and checking accounts.  Cost of deposits decreased 6 basis points to 2.62% for the three months ended December 31, 2024 108.27% 108.71% 108.54% 107.57% 106.63% Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 (1) Excludes Brokered Deposits

Q4 2024 14 Deposits FDIC Deposit Market Share1 Highlights 24 Rank Town 2024 2023 3 Abington 21.6% 20.3% 5 Attleboro 7.5% 6.9% 16 Boston 0.1% 0.1% 2 Bridgewater 19.8% 19.0% 7 Brighton 2.1% 1.4% 1 Brockton 56.8% 56.3% 10 Brookline 0.7% 0.2% 14 Cambridge 0.2% 0.1% 2 Canton 17.7% 17.2% 6 Cranston 4.7% 4.4% 8 East & West Greenwich 5.4% 5.0% 6 East Providence 5.2% 5.1% 2 Easton 18.7% 21.9% 3 Lincoln 23.6% 25.5% 4 Mansfield 11.9% 12.1% 3 Middleboro 18.1% 16.5% 3 Plymouth 11.4% 11.5% 10 Providence & N. Providence 0.5% 0.5% 14 Quincy 1.2% 1.0% 3 Randolph 14.5% 12.1% 5 Raynham 11.9% 10.6% 8 Stoughton 3.6% 3.2% 7 Warwick & West Warwick 6.4% 6.4% 1: FDIC annual market share data as of June 2024  Ranked top 5 in >50% of markets served and gained market share in 18 of 23 markets  Average Consumer Household Tenure: 52% of balances > 15 yrs and 75% of balances > 5 yrs  Brockton area banking centers checking production increased 37% Q4 2024 vs. Q4 2023  Average deposits in the Boston market increased 5% Q4 2024 vs. Q4 2023

Q4 2024 15 Est. Uninsured Deposits & Available Liquidity Available Liquidity ($MM) Solid Liquidity to Cover All Uninsured Deposits $212 $213 $630 $430 $656 $728 Q4 24 Q4 23 Cash and other FRB FHLB ($MM) Q4 24 Q4 23 Uninsured Deposits1 966 1,070 Less: FHLB LOC Secured Deposits 219 18 Uninsured deposits(after exclusions) 747 1,052 Total Deposits 4,551 4,387 Uninsured Deposits as a % of Total Deposits 16% 24% Immediately Available Liquidity 1,498 1,371 Coverage as % of Immediately Available Liquidity 188% 130% 1Uninsured deposits excludes subsidiary accounts $1,498 $1,371

Q4 2024 16 Capital Management  The Company remains well capitalized and is able to weather economic volatility  Ongoing share buy-back program of approximately 2.2 MM shares or $20MM initiated in Q2 2024  Continued annual dividend growth with 6.7% increase in Q1 2024  Strong Tangible Capital Ratio of 9.05% with minimal securities categorized as Held to Maturity 10.5% 8.5% 7.0% 4.0% 13.0% 11.8% 11.8% 9.8% 9.1% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE 1 Capital Ratios are preliminary as of December 31, 2024. Capital Ratios1 Highlights

Q4 2024 17 Mortgage Banking ($ in 000’s) Q4 24 Q3 24 Q4 23 Gain on Sale $3,954 $3,752 $2,176 Change in MSR FV, amortization and hedge ($99) ($2,421) ($3,296) Servicing Revenue / Other $2,308 $2,492 $2,174 Total Revenue $6,303 $3,928 $1,214 Expenses $5,490 $5,600 $14,6671 Net Income (Loss) $1,133 ($1,137) ($12,857) Key Drivers/Statistics $ Disbursements $179 MM $210 MM $124 MM Sales Margin 2.54% 2.19% 2.08% FTE’s 128 136 131 Offices 15 15 17 MSR Balance $41.5 MM $40.2 MM $42.9 MM Change in MSR Fair Value $1.8 MM ($2.7) MM ($2.9) MM 10 year Treasury 4.58% 3.79% 3.88%  Q4 2024 net income of $1.1 million  Mortgage servicing rights (MSR) valuation up $1.8 million quarter-over-quarter due to increases in key benchmark rates used in the valuation model  Notwithstanding a 15% decline in mortgage closings quarter-over-quarter due to seasonality, Gain-on-Sale revenue increased $202K due to higher sales margins on conforming product and lower sales of jumbo product to the Bank  Q4 2024 production volume was 83% purchase, 17% refinance Highlights 1 Includes Goodwill write down of $10.8 million at the end of Q4 2023

Bank Stand-Alone

($ in 000's)	Q4 24	Q3 24	Q4 23
Interest Income	$67,347	$68,900	$64,197
Interest Expense	$35,666	$37,120	$33,560
Net Interest Income	**$31,681**	**$31,780**	**$30,673**
Provision	$1,927	$5,903	$644
Noninterest Income	$7,385	$6,665	$7,706
Noninterest Expense	$27,400	$26,752	$28,613
Net Income	**$7,724**	**$4,915**	**$6,551**

Key Drivers/Statistics

ROAA	0.54%	0.34%	0.46%
Tax equivalent efficiency ratio	68.8%	68.3%	73.7%
Margin	2. 31%	2. 32%	2.28%
FTE's	407	406	398
Nonaccrual Loans	$ 29.5MM	$ 28.4MM	$17.5 MM
Net charge-off(recovery) rate	0.00%	0.02%	0.11%
ACL/Loans	1.16%	1.11%	1.01%

Highlights

- Net Income of $7.7 MM, up 57% quarter-over-quarter primarily due to larger provision expense recorded in Q3 2024
- Net Interest Income of $31.7 MM, down 0.3% on a linked-quarter basis, up 3.4% YoY
- Q4 2024 $1.9 MM provision, $2.2 MM primarily for loan specific reserves and $228K negative provision for unfunded commitments
- Noninterest income up $720K on a linked-quarter basis and down $321K YoY. Q4 2024 includes $690K in VISA volume incentives
- Noninterest Expenses up $648K on a linked-quarter basis and down $1.2 MM YoY. Q3 2024 included an accrual reversal for management incentive impacting comparative quarter results
- Q4 2024 tax provision included the reversal of expiring uncertain tax position reserves

HarborOne® Bancorp

Q4 2024 18

Q4 2024 19 Why HarborOne Clear Strategic Focus  Drive organic growth with a focus on Customer Primacy.  Ensure diverse and low cost funding base with significant available liquidity.  Foster customer-centric mission that earns total long-term banking relationships.  Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture  Attractive New England (metro Boston & Providence) footprint.  HarborOne was recognized as Best Bank in Rhode Island and Metro South Community Choice Awards in 2024.  Deep community engagement - 2023 Boston Business Journal Most Charitable Companies list (7th consecutive year), Providence Business News Giving Guide ranked HarborOne Bank #5 in the state of Rhode Island in 2023 for total charitable donations. Proven Track Record  Seasoned management team and Board.  Excess capital to manage economic headwinds.  Increasing quarterly dividend with continued stock buybacks.  Prudent cost management with commitment to continuous process enhancement.

HarborOne U - “Enriching lives through education”

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HarborOne Bancorp
Q4 2024 20

Q4 2024 21 A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.